                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                November 2, 2004




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


New York                            0-19357                              16-0838627
-------------------------------------------------------------------------------------------------
(State of Incorporation)        (Commission File Number)   (I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York                                           14615
-------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                         (Zip Code)


Registrant's telephone number, including area code                                         (585) 647-6400
-------------------------------------------------------------------------------------------------------------------

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
---------         ------------------------------------------

On November 2, 2004, the Company entered into a Supply Agreement with Wagner Brake, a division of Federal-Mogul Corporation ("Federal-Mogul"), pursuant to which Federal-Mogul will become the Company's primary supplier of replacement brake system components, including pads, shoes, rotors, drums and hydraulics. In fiscal 2004, services on passenger cars, light trucks and vans for brakes represented an estimated 29% of sales for the Company. Under the Supply Agreement, the Company will purchase a certain minimum amount of these parts during each of five (5) consecutive periods, beginning February 1, 2005 and ending March 31, 2010, as well as over the entire term of the Supply Agreement.

The Company intends to file a copy of the Supply Agreement as an Exhibit to its quarterly report filed for the period ending December 25, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MONRO MUFFLER BRAKE, INC.
                                         -------------------------
                                                (Registrant)




November 8, 2004                         By:  /s/ John W. Van Heel
                                              -------------------------------
                                         John W. Van Heel
                                         Vice President-Finance